Exhibit 99.5

1250, 639 – 5 Avenue SW

Calgary, Alberta T2P 0M9

T: (403)571-8000

F: (403)571-8008

April 24, 2025

Consent of TingleMerrett LLP

We hereby consent to the reference to our name on the face page and under the headings “Documents Filed as Part of the U.S. Registration Statement” and “Legal Matters,” and to the reference to our name and use of our opinions under the headings “Eligibility for Investment” and “Certain Canadian Federal Income Tax Considerations,” in the prospectus supplement dated April 24, 2025 relating to the issuance by VERSES AI Inc. of units, which forms part of the Registration Statement on Form F-10 (File No. 333-282301).

In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended.

/s/ TingleMerrett LLP
TingleMerrett LLP